UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-179

Name of registrant as specified in charter: Central Securities Corporation

Address of principal executive offices:

630 Fifth Avenue

Suite 820

New York, New York 10111

Name and address of agent for service:

Central Securities Corporation, Wilmot H. Kidd, President

630 Fifth Avenue

Suite 820

New York, New York 10111

Registrant’s telephone number, including area code: 212-698-2020

Date of fiscal year end: December 31, 2014

Date of reporting period: December 31, 2014

Item 1. Reports to Stockholders.

CENTRAL SECURITIES CORPORATION

EIGHTY-SIXTH ANNUAL REPORT

2014

SIGNS OF THE TIMES

     “The University of Michigan on Tuesday introduced its new coach, Jim Harbaugh, who left the N.F.L.’s San Francisco 49ers to join the Wolverines. His base salary - $5 million annually for seven years with 10 percent increases after three and five years – will eventually amount to more than what he was earning in the N.F.L. ...

     “Harbaugh, like most college football coaches, will receive bonuses. His incentives come for reaching the Big Ten championship game ($125,000), winning the Big Ten Championship ($250,000), reaching a College Football Playoff bowl ($200,000), playing in the four-team national championship playoff ($300,000) and for team academic performance (up to $150,000). Winning a national title would bring him $500,000.

     “The story of college football’s gold rush can be told through television contracts. Under the championship playoff format that began this season, ESPN is paying $7.3 billion over 12 years to telecast seven games a year – four major bowl games, two semifinal bowl games and the national championship game.” (Marc Tracy and Tim Rohan, The New York Times, December 30, 2014)

     “Few things are better at conveying what a nation really cares [about] than how it spends its money. On that measure, Americans like to punish.

     “The United States spent about $80 billion on its system of jails and prisons in 2010 – about $260 for every resident of the nation. By contrast, its budget for food stamps was $227 a person.

     “In 2012, 2.2 million Americans were in jail or prison, a larger share of the population than in any other country; and that is about five times the average for fellow industrialized nations in the Organization for Economic Cooperation and Development.” (Eduardo Porter, The New York Times, April 30, 2014)

     “A tax inversion occurs when an American company merges with a foreign one and, in the process, reincorporates abroad. Such mergers have many motives, but often one of them is to take advantage of the more favorable tax treatment offered by some other nations. ...

     “Perhaps the boldest and best response to corporate inversions is to completely rethink the basis of corporate taxation. The first step is to acknowledge that corporations are more like tax collectors than taxpayers. The burden of the corporate tax is ultimately borne by people – some combination of the companies’ employees, customers and shareholders.” (N. Gregory Mankiw, The New York Times, August 23, 2014)

     “There is little doubt that the nation’s road and transit systems could use more help. The American Society of Civil Engineers gave them a nearly failing grade of D in 2013; the state of bridges is somewhat better, earning a C-plus. The country’s inadequate road and transit systems cost it billions through increased delays, extra fuel costs and auto repair bills. Poor road conditions are also said to play a significant factor in about one-third of all traffic fatalities, or about 10,000 deaths a year.” (The Editorial Board, The New York Times, January 11, 2015)

[ 2 ]

CENTRAL SECURITIES CORPORATION

     (Organized on October 1, 1929 as an investment company, registered as such with the
Securities and Exchange Commission under the provisions of the Investment Company Act of 1940)

25-YEAR HISTORICAL DATA

		Per Share of Common Stock
			Source of dividends and distributions
Year Ended December 31,	Total net assets	Net asset value	Ordinary income*	Long-term capital gains*		Total dividends and distributions		Unrealized appreciation of investments at end of year
1989	$129,376,703	$12.24						$38,661,339
1990	111,152,013	10.00	$.20	$.50	**	$.70	**	25,940,819
1991	131,639,511	11.87	.14	.56	**	.70	**	43,465,583
1992	165,599,864	14.33	.20	.66		.86		70,586,429
1993	218,868,360	17.90	.18	1.42		1.60		111,304,454
1994	226,639,144	17.60	.22	1.39		1.61		109,278,788
1995	292,547,559	21.74	.33	1.60		1.93		162,016,798
1996	356,685,785	25.64	.28	1.37		1.65		214,721,981
1997	434,423,053	29.97	.34	2.08		2.42		273,760,444
1998	476,463,575	31.43	.29	1.65		1.94		301,750,135
1999	590,655,679	35.05	.26	2.34		2.60		394,282,360
2000	596,289,086	32.94	.32	4.03		4.35		363,263,634
2001	539,839,060	28.54	.22	1.58	**	1.80	**	304,887,640
2002	361,942,568	18.72	.14	1.11		1.25		119,501,484
2003	478,959,218	24.32	.11	1.29		1.40		229,388,141
2004	529,468,675	26.44	.11	1.21		1.32		271,710,179
2005	573,979,905	27.65	.28	1.72		2.00		302,381,671
2006	617,167,026	30.05	.58	1.64		2.22		351,924,627
2007	644,822,724	30.15	.52	1.88		2.40		356,551,394
2008	397,353,061	17.79	.36	2.10		2.46		94,752,477
2009	504,029,743	22.32	.33	.32		.65		197,256,447
2010	593,524,167	26.06	.46	.44		.90		281,081,168
2011	574,187,941	24.96	.43	.57		1.00		255,654,966
2012	569,465,087	24.53	.51	.43		.94		247,684,116
2013	648,261,868	26.78	.12	3.58		3.70		305,978,151
2014	649,760,644	26.18	.16	1.59		1.75		293,810,819
Dividends and distributions for the 25-year period:			$7.09	$37.06		$44.15

*	Computed on the basis of the Corporation’s status as a “regulated investment company” for Federal income tax purposes. Dividends from ordinary income include short-term capital gains.
**	Includes non-taxable returns of capital of $.47 in 1990, $.11 in 1991 and $.55 in 2001.

The Common Stock is listed on the NYSE MKT under the symbol CET. On December 31, 2014, the closing market price was $21.97 per share.

[ 3 ]

25-YEAR INVESTMENT RESULTS
ASSUMING AN INITIAL INVESTMENT OF $10,000

(unaudited)

Central’s results to December 31, 2014 versus the S&P 500 Index:

Average Annual Total Return	Central’s NAV Return	Central’s Market Return	S&P 500 Index
1 Year	5.35%	9.52%	13.66%
5 Year	11.12%	12.17%	15.42%
10 Year	8.15%	8.08%	7.66%
15 Year	6.26%	6.93%	4.23%
20 Year	10.93%	10.41%	9.83%
25 Year	12.13%	12.46%	9.59%

Value of $10,000 invested for a 25-year period	$175,167	$188,474	$98,860

The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested on the payable date of the distribution at the market price or net asset value, as applicable. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation. Total returns do not reflect any transaction costs on investments or the deduction of taxes that investors may pay on distributions or the sale of shares.

The Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) is an unmanaged benchmark of large U.S. corporations that assumes reinvestment of all distributions, and excludes the effect of fees, expenses, taxes, and sales charges.

Performance data represents past performance and does not guarantee future investment results.

[ 4 ]

To the Stockholders of

     CENTRAL SECURITIES CORPORATION:

     Financial statements for the year 2014, as reported upon by our independent registered public accounting firm, and other pertinent information are submitted herewith.

     Comparative net assets are as follows:

	December 31, 2014		December 31, 2013
Net assets	$649,760,644		$648,261,868
Net assets per share of Common Stock	26.18		26.78
Shares of Common Stock outstanding	24,819,241		24,207,823

Comparative operating results are as follows:
	Year 2014		Year 2013
Net investment income	$3,078,246		$2,343,328
Per share of Common Stock	.13	*	.10	*
Net realized gain from investment transactions	39,215,906		82,530,787
Increase (decrease) in net unrealized appreciation
of investments	(12,167,332)		58,294,035
Increase in net assets resulting from operations	30,126,820		143,168,150

*	Per-share data are based on the average number of Common shares outstanding during the year.

     The Corporation declared two distributions to holders of Common Stock in 2014, $.20 per share paid on June 24 in cash and $1.55 per share paid on December 22 in cash or in additional shares of Common Stock at the stockholder’s option. For Federal income tax purposes, of the $1.75 paid, $.16 represents ordinary income and $1.59 represents long-term capital gains. Separate tax notices have been mailed to stockholders. With respect to state and local taxes, the character of distributions may vary. Stockholders should consult with their tax advisors on this matter.

     In the distribution paid in December, the holders of 44% of the outstanding shares of Common Stock elected stock, and they received 745,501 Common shares at a price of $22.13 per share.

     During 2014, the Corporation purchased 142,059 shares of its Common Stock at an average price of $22.09 per share. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders. Purchases may be made on the NYSE MKT or in private transactions directly with stockholders.

[ 5 ]

     Central’s net asset value, adjusted for the reinvestment of distributions, returned 5.4% during 2014. Over the same period, Central’s shares returned 9.5%. For comparison purposes, the S&P 500 Index increased by 13.7%, while the Russell 2000, a broad index composed of smaller companies, increased by 4.9%.

     The table that follows shows long-term results and compares our returns on an annualized basis with those of the S&P 500.

Years	NAV Return	Market Return	S&P 500 Return
5	11.1%	12.2%	15.4%
10	8.2%	8.1%	7.7%
20	10.9%	10.4%	9.8%
30	12.6%	12.4%	11.3%
40	14.7%	15.8%	12.2%

     Significant contributors to our results for the year were, in order of importance, The Plymouth Rock Company, Inc., Intel Corporation, The Bank of New York Mellon Corporation, Walgreens Boots Alliance, Inc. and Analog Devices, Inc. Detractors included Coherent, Inc., Freeport-McMoRan, Inc., Heritage-Crystal Clean, Inc., Murphy Oil Corporation and QEP Resources Inc.

     We made a number of portfolio changes last year as reported during the year but our turnover remained moderate. Included among our new holdings are Rayonier, Inc., TRI Point Homes, Inc., Occidental Petroleum Corp. and Keysight Technologies, Inc., which was spun-out of Agilent Technologies, Inc. We reduced our holdings in The Bank of New York Mellon and Intel Corporation; and sold our holdings in CEVA, Inc., Vodafone Group Plc and Tesco Plc. Central ended the year with thirty-seven investments, the ten largest of which are listed on page eight of this report.

     We expect that Plymouth Rock’s 2014 annual report to stockholders will be available in April at www.prac.com/about-us/financial/annual-reports. Plymouth Rock’s management has indicated that they anticipate earnings to be lower in 2014 than 2013. There are several reasons for this decline. Prime among them is that 2013 earnings benefitted from the sale of Plymouth Rock’s interest in Homesite Insurance Group and some additional large investment gains provided by a strong stock market. Earnings in 2014 were negatively affected by other factors including winter weather and an increase in prior years’ loss reserves.

     The earnings of property and casualty insurance companies are affected by the weather and stock and bond market results, all three of which are in large part unpredictable and can vary greatly from year to year. As a result, experienced insurance company investors have observed that the increase in dividends and book value over the long-run is one of the best ways of judging an insurance company’s investment merits. In this respect, Plymouth Rock has been exemplary. Over its entire thirty-year history, Plymouth Rock’s book value rate of return including dividends and accumulated equity has been 18.2% (as of year-end 2013). Over the past five years, as shown below, the return has been 15.5%.

[ 6 ]

Year	Book Value per Share	Dividends per Share
2013	$2,720	—
2012	$2,215	$116
2011	$1,994	$111
2010	$1,951	$136
2009	$1,816	$ 85
2008	$1,543	$ 85

     We invested in Plymouth Rock at its inception and the only significant reduction in our holding occurred in the 2013 transaction in which Plymouth Rock repurchased approximately 30% of its outstanding shares. Shareholders often question us about this investment because it is large and there is no liquid secondary market for its common stock. Our approach is to continue to view our investment in Plymouth Rock as a long-term holding which we may reduce from time to time if we are able to do so at the right price. We believe that this patient approach will allow Central shareholders to maximize risk-adjusted investment returns.

     The equity markets increased again last year with almost all major indices reaching record levels. Quantitative easing by central banks around the world has brought about artificially low interest rates which, in turn, have led to a big boost in the prices of tangible and financial assets. Prices of modern art, residential property in London and New York, as well as equity and bond prices, illustrate this effect. Monetary stimulus of this magnitude on a worldwide basis has never before been attempted and the outcome is considered by many to be quite uncertain. Eventually, good, well-managed companies should increase in value on both a relative and absolute basis, whereas dollar denominated assets such as bonds should be relative losers. Most market observers are predicting continued equity price improvement in 2015 although at a subdued rate. Given the record level of the equity markets and investor complacency about risk, however, we believe that attention to capital preservation is of paramount importance. Geopolitical risks in Russia and the Middle East as well as currency-related financial risks all loom.

     Central’s investment objective is long-term growth of capital. Our philosophy continues to be based on value investing combined with a policy of remaining generally fully invested. As noted above, in the current environment, we are particularly mindful of capital preservation. From a practical standpoint, we employ a variety of strategies. We do not use a particular formula. Our approach is to own companies that we know and understand, which we believe reduces risk. We also consider the integrity of management to be of paramount importance. We try to find new investments available at a reasonable price in relation to probable and potential intrinsic value over a period of years into the future and then hold them through the inevitable market ups and downs. We believe that Central’s ability to take a long-term view will continue to be advantageous for shareholders.

     Stockholder’s inquiries are welcome.

CENTRAL SECURITIES CORPORATION

WILMOT H. KIDD, President

[ 7 ]

TEN LARGEST INVESTMENTS

December 31, 2014

(unaudited)

	Cost (mil.)	Value (mil.)	% of Net Assets	Year First Acquired
The Plymouth Rock Company, Inc.	$ 0.9	$132.5	20.4%	1982
Plymouth Rock underwrites and services $1 billion in automobile and homeowner’s premiums in the Northeast. It was founded in 1982 and has grown both organically and through acquisitions.
Intel Corporation	15.2	43.5	6.7	1986
Intel is the world’s largest semiconductor chip maker, based on revenue of $56 billion. It develops advanced integrated circuits for industries such as computing and communications.
Coherent, Inc.	17.5	39.9	6.1	2007
Coherent is a leading producer of commercial and scientific laser systems and components with $800 million in sales to diverse end-markets.
Analog Devices, Inc.	7.6	31.1	4.8	1987
Analog Devices designs, manufactures and markets integrated circuits used in analog and digital signal processing, and has $2.9 billion in global product sales to industrial, communications, consumer, automotive & computer end-markets.
The Bank of New York Mellon Corporation	16.1	25.4	3.9	1993
Bank of New York is a global leader in custodial services, securities processing and asset management with $28.5 trillion in assets under custody and over $1.7 trillion under management.
Citigroup Inc.	19.7	21.6	3.3	2013
Citigroup is a diversified global financial services company for consumers and corporate customers, with revenues of $77 billion.
Brady Corporation	6.0	21.6	3.3	1984
Brady produces high-performance labels and signs, safety devices, and printing systems and software used to identify and protect people, places and property. Brady has sales of over $1.2 billion from its more than 50,000 products.
Motorola Solutions, Inc.	14.3	20.1	3.1	2000
Motorola Solutions, with sales of $6 billion, is a leading provider of emergency-response and public-safety communication infrastructure, devices, software and services to governments and enterprises globally.
Capital One Financial Corporation	13.0	19.8	3.0	2013
Capital One is one of the 10 largest banks in the US based on deposits of over $200 billion, and generated revenues of $22 billion.
Agilent Technologies, Inc.	7.2	19.7	3.0	2005
Agilent, with $4 billion in sales, makes test, measurement, monitoring and analytical instruments for the life sciences, diagnostics and applied chemical markets.

[ 8 ]

DIVERSIFICATION OF INVESTMENTS

December 31, 2014 (unaudited)

				Percent of Net Assets December 31,
	Issues	Cost	Value	2014	2013
Common Stocks:
Insurance	2	$4,789,505	$137,167,400	21.1%	17.7%
Technology Hardware and Equipment	5	52,288,250	83,530,406	12.9	12.5
Banking and Finance	4	56,583,410	77,763,750	12.0	10.5
Semiconductor	2	22,816,773	74,639,200	11.5	12.3
Health Care	3	23,679,897	45,449,200	7.0	8.5
Diversified Industrial	3	13,711,677	40,424,100	6.2	6.1
Software and Services	3	26,998,358	29,362,400	4.5	3.4
Energy	4	19,986,691	27,482,600	4.2	5.5
Retailing	2	13,193,272	22,322,550	3.4	4.7
Other	8	65,340,600	56,242,081	8.7	6.9
Preferred Stocks:
Energy	1	2,027,220	842,785	0.1	0.4
Short-Term Investments	2	39,999,697	39,999,697	6.2	9.3

PRINCIPAL PORTFOLIO CHANGES

October 1 to December 31, 2014

(Common Stock unless specified otherwise)
(unaudited)

	Number of Shares
	Purchased		Sold	Held December 31, 2014
Agilent Technologies, Inc.			110,000	480,000
Amazon.com, Inc.	3,000			13,000
Ascent Capital Group, Inc.			27,600	—
Brady Corporation	40,000			790,000
California Resources Corporation	40,000	(a)		40,000
CEVA, Inc.			176,033	—
Discovery Communications, Inc.	50,000			50,000
GeoMet, Inc. Preferred Stock	10,424	(b)		343,994
Heritage-Crystal Clean, Inc.	100,000			588,712
Intel Corporation			50,000	1,200,000
Keysight Technologies, Inc.	310,000	(c)		310,000
Rayonier Inc.	27,300			427,300
Roper Industries, Inc.			10,000	80,000

(a) Acquired in a spin-off from Occidental Petroleum Corporation.

(b) Received as a dividend.

(c) Acquired 295,000 shares in a spin-off from Agilent Technologies, Inc.

[ 9 ]

STATEMENT OF INVESTMENTS

December 31, 2014

Shares		Value

	COMMON STOCKS 91.5%

	Banking and Finance 12.0%
625,000	The Bank of New York Mellon Corporation	$25,356,250
240,000	Capital One Financial Corporation	19,812,000
400,000	Citigroup Inc.	21,644,000
175,000	JPMorgan Chase & Co.	10,951,500
		77,763,750
	Commercial Services 2.2%
150,000	Clean Harbors, Inc, (a)	7,207,500
588,712	Heritage-Crystal Clean, Inc. (a)	7,258,819
		14,466,319
	Consumer Goods 2.5%
150,000	Coach, Inc.	5,634,000
700,000	TRI Pointe Homes, Inc. (a)	10,675,000
		16,309,000
	Diversified Industrial 6.2%
790,000	Brady Corporation Class A	21,598,600
250,000	General Electric Company	6,317,500
80,000	Roper Industries, Inc.	12,508,000
		40,424,100
	Energy 4.2%
40,000	California Resources Corporation (a)	220,400
260,000	Murphy Oil Corporation	13,135,200
100,000	Occidental Petroleum Corporation	8,061,000
300,000	QEP Resources, Inc.	6,066,000
		27,482,600
	Health Care 7.0%
480,000	Agilent Technologies, Inc.	19,651,200
200,000	Medtronic, Inc.	14,440,000
200,000	Merck & Co. Inc.	11,358,000
		45,449,200
	Insurance 21.1%
10,000	Alleghany Corporation (a)	4,635,000
34,434	The Plymouth Rock Company, Inc.
	Class A (a)(b)(d)	132,532,400
		137,167,400
	Media 0.3%
50,000	Discovery Communications, Inc. Series A (a)	1,722,500
	Metals and Mining 1.8%
150,000	Cameco Corporation	2,461,500
400,000	Freeport-McMoRan Inc. (g)	9,344,000
		11,805,500

[ 10 ]

Shares		Value
	Real Estate Investment Trusts 1.9%
427,300	Rayonier Inc.	$11,938,762
	Retailing 3.4%
13,000	Amazon.com, Inc. (a)	4,034,550
240,000	Walgreens Boots Alliance, Inc. (h)	18,288,000
		22,322,550
	Semiconductor 11.5%
560,000	Analog Devices, Inc.	31,091,200
1,200,000	Intel Corporation	43,548,000
		74,639,200
	Software and Services 4.5%
220,000	eBay Inc. (a)	12,346,400
50,000	International Business Machines Corporation	8,022,000
200,000	Oracle Corporation	8,994,000
		29,362,400
	Technology Hardware and Equipment 12.9%
657,000	Coherent, Inc. (a)	39,893,040
310,000	Keysight Technologies, Inc. (a)	10,468,700
300,000	Motorola Solutions, Inc.	20,124,000
484,900	RadiSys Corporation (a)	1,134,666
3,000,000	Sonus Networks, Inc. (a)	11,910,000
		83,530,406
	Total Common Stocks (cost $299,388,433)	594,383,687

PREFERRED STOCKS 0.1%

	Energy 0.1%
343,994	GeoMet, Inc. Series A Convertible Redeemable
	Preferred Stock (e) (cost $2,027,220)	842,785

	SHORT-TERM INVESTMENTS 6.2%
Principal
	U.S. Treasury Bills 6.2%
$40,000,000	U.S. Treasury Bills 0.014% - 0.030%,
	due 1/8/15 – 1/22/15 (c)	39,999,697
	Total Short-term Investments (cost $39,999,697)	39,999,697
	Total Investments
	(cost $341,415,350) (f) (97.8%)	635,226,169
	Cash, receivables and other assets
	less liabilities (2.2%)	14,534,475
	Net Assets (100%)	$649,760,644

(a) Non-dividend paying.

(b) Affiliate as defined in the Investment Company Act of 1940.

(c) Valued based on Level 2 inputs – see Note 2.

(d) Valued based on Level 3 inputs – see Note 2.

(e) Dividends paid in additional shares.

(f) Aggregate cost for Federal tax purposes is substantially the same.

(g) Formerly known as Freeport-McMoRan Copper & Gold Inc.

(h) Formerly known as Walgreen Co.

See accompanying notes to financial statements.

[ 11 ]

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2014

ASSETS:
Investments:
General portfolio securities at market value
(cost $300,555,053) (Note 1)	$462,694,072
Securities of affiliated companies (cost $860,600)
(Notes 1, 5 and 6)	132,532,400
Short-term investments (cost $39,999,697)	39,999,697	$635,226,169
Cash, receivables and other assets:
Cash	14,456,105
Dividends receivable	393,457
Office equipment and leasehold improvements, net	24,645
Other assets	86,726	14,960,933
Total Assets		650,187,102
LIABILITIES:
Payable for treasury stock purchased	189,994
Accrued expenses and reserves	236,464
Total Liabilities		426,458
NET ASSETS		$649,760,644

NET ASSETS are represented by:
Common Stock $1 par value: authorized
30,000,000 shares; issued 24,840,389 (Note 3)		$24,840,389
Surplus:
Paid-in	$327,943,359
Undistributed net realized gain on sale
of investments	3,513,007
Undistributed net investment income	122,235	331,578,601
Net unrealized appreciation of investments		293,810,819
Treasury stock, at cost (21,148 shares of
Common Stock) (Note 3)		(469,165)
NET ASSETS		$649,760,644

NET ASSET VALUE PER COMMON SHARE
(24,819,241 shares outstanding)		$26.18

See accompanying notes to financial statements.

[ 12 ]

STATEMENT OF OPERATIONS

For the year ended December 31, 2014

INVESTMENT INCOME
Income:
Dividends (net of foreign withholding
taxes of $10,639)	$7,440,063
Interest	14,105	$7,454,168
Expenses:
Investment research	1,600,234
Administration and operations	1,502,428
Occupancy and office operating expenses	426,869
Directors’ fees	234,286
Legal, auditing and tax preparation fees	149,190
Software and information services	112,284
Franchise and miscellaneous taxes	93,388
Stockholder communications and meetings	71,375
Transfer agent, registrar and custodian
fees and expenses	62,808
Miscellaneous	123,060	4,375,922
Net investment income		3,078,246

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain from:
Unaffiliated companies	38,223,526
Affiliated companies	992,380	39,215,906
Decrease in net unrealized appreciation of investments		(12,167,332)
Net gain on investments		27,048,574
INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS		$30,126,820

See accompanying notes to financial statements.

[ 13 ]

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2014 and 2013

	2014	2013
FROM OPERATIONS:
Net investment income	$3,078,246	$2,343,328
Net realized gain from investment transactions	39,215,906	82,530,787
Increase (decrease) in net unrealized appreciation
of investments	(12,167,332)	58,294,035
Increase in net assets resulting from operations	30,126,820	143,168,150
DISTRIBUTIONS TO STOCKHOLDERS FROM:
Net investment income	(3,373,934)	(2,736,822)
Net realized gain from investment transactions	(38,792,772)	(81,454,103)
Decrease in net assets from distributions	(42,166,706)	(84,190,925)
FROM CAPITAL SHARE TRANSACTIONS: (Notes 3 and 8)
Distribution to stockholders reinvested in
Common Stock	16,497,937	32,402,928
Issuance of shares of Common Stock to directors
and employees	179,106	177,888
Cost of treasury stock purchased	(3,138,381)	(12,761,260)
Increase in net assets from capital
share transactions	13,538,662	19,819,556
Total increase in net assets	1,498,776	78,796,781
NET ASSETS:
Beginning of year	648,261,868	569,465,087
End of year (including undistributed net investment
income of $122,235 and $394,423, respectively)	$649,760,644	$648,261,868

See accompanying notes to financial statements.

[ 14 ]

STATEMENT OF CASH FLOWS

For the year ended December 31, 2014

CASH FLOWS FROM OPERATING ACTIVITIES:
Increase in net assets from operations		$30,126,820
Adjustments to increase in net assets
from operations:
Purchases of securities	($76,691,717)
Proceeds from securities sold	82,416,747
Net decrease in short-term investments	19,997,367
Net realized gain from investments	(39,215,906)
Decrease in net unrealized appreciation	12,167,332
Non-cash stock compensation	179,106
Depreciation and amortization	29,337
Changes in operating assets and liabilities:
Decrease in dividends receivable	127,075
Decrease in receivable for securities sold	517,088
Increase in office equipment and
leasehold improvements	(1,939)
Increase in other assets	(6,586)
Decrease in accrued expenses and reserves	(52,993)
Total adjustments		(535,089)
Net cash provided by operating activities		29,591,731
CASH FLOWS FROM FINANCING ACTIVITIES:
Dividends and distributions paid	(25,668,769)
Treasury stock purchased	(2,948,387)
Cash used in financing activities		(28,617,156)
Net increase in cash		974,575
Cash at beginning of year		13,481,530
Cash at end of year		$14,456,105

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions
to stockholders		$16,497,937
Issuance of shares of Common Stock to directors
and employees		$179,106
Payable for treasury stock purchased		$189,994

See accompanying notes to financial statements.

[ 15 ]

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies—Central Securities Corporation (the “Corporation”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Security Valuation—Marketable common and preferred stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price. Short-term investments are valued at amortized cost, which approximates fair value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

Federal Income Taxes—It is the Corporation’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its stockholders. Management has analyzed positions taken on the Corporation’s tax returns and has determined that no provision for income taxes is required in the accompanying financial statements. The Corporation’s Federal, state and local tax returns for the current and previous three fiscal years remain subject to examination by the relevant taxing authorities.

Use of Estimates—The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results may differ from those estimates.

Other—Security transactions are accounted for as of the trade date, and cost of securities sold is determined by specific identification. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

2. Fair Value Measurements—The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

•	Level 1—Quoted prices in active markets for identical investments;
•	Level 2—Other significant observable inputs obtained from independent sources, for example, quoted prices for similar investments or the use of models or other valuation methodologies;
•	Level 3—Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. Investments categorized as Level 3 include securities in which there is little, if any, market activity. The Corporation’s Level 3 investments consist of The Plymouth Rock Company, Inc. (“Plymouth Rock”).

The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

The Corporation’s investments as of December 31, 2014 are classified as follows:

	Level 1	Level 2	Level 3	Total Value
Common stocks	$461,851,287	—	$132,532,400	$594,383,687
Preferred stocks	842,785	—	—	842,785
Short-term investments	—	$39,999,697	—	39,999,697
Total	$462,694,072	$39,999,697	$132,532,400	$635,226,169

[ 16 ]

NOTES TO FINANCIAL STATEMENTS — Continued

     The Corporation may invest in exchange-traded securities that do not actively trade. Such securities will be classified as Level 1 if there are observable trading activities on the valuation date. Otherwise these securities will be classified as Level 2. The Corporation’s investment in GeoMet, Inc. Series A Preferred Stock, which is such an exchange-traded security, was classified as Level 1 on December 31, 2014 and December 31, 2013, and its value was based on the closing sale price.

     The following is a reconciliation of the change in the value of Level 3 investments:

Balance as of December 31, 2013	$111,451,400
Net realized gains and change in unrealized appreciation of
investments included in increase in net assets
from operations	22,754,487
Sales	(1,673,487)
Balance as of December 31, 2014	$132,532,400

     Unrealized appreciation of Level 3 investments held as of December 31, 2014 increased during the year by $22,375,600, which is included in the above table. In valuing the Plymouth Rock Level 3 investment as of December 31, 2014, management used a number of significant unobservable inputs to develop a range of possible values for the investment. It used a comparable company approach that utilized the following valuation multiples from selected publicly traded companies: price-to-book value (range: 0.6 – 2.3); price-to-earnings (range: 10.2 – 26.1); and price-to-revenue (range 0.6 – 1.8). Management also used a discounted cash flow model based on a forecasted return on equity ranging from 8%-9% and a weighted average cost of capital of 11%. An independent valuation of Plymouth Rock’s shares was also considered. The value obtained from weighting the three methods described above (with greater weight given to the comparable company approach) was then discounted by 15% and 35% for the lack of marketability, which represents the range of rates management believes market participants would apply. The resulting range of values, together with the underlying support, other information about Plymouth Rock’s financial condition and results of operations, the industry outlook and transactions in Plymouth Rock’s shares, were considered by management, which recommended a value for the investment. All of this information was subsequently considered by the Corporation’s directors, who selected the value.

     Significant increases (decreases) in the value of the price-to-book value multiple, price-to-earnings multiple, price-to-revenue multiple and return on equity in isolation would result in a higher (lower) range of fair value measurements. Significant increases (decreases) in the value of the discount for lack of marketability or weighted average cost of capital in isolation would result in a lower (higher) range of fair value measurements.

     3. Common Stock and Dividend Distributions—The Corporation purchased 142,059 shares of its Common Stock in 2014 at an average price of $22.09 per share representing an average discount from net asset value of 17.3%. It may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock available for stock distributions, or may be retired.

     The Corporation declared two distributions to holders of Common Stock in 2014, $.20 per share paid on June 24 in cash and $1.55 per share paid on December 22 in cash or in additional shares of Common Stock at the stockholder’s option. In connection with the December 22 distribution, 120,911 treasury shares were distributed and 624,590 shares of Common Stock were issued, all at a price of $22.13 per share.

[ 17 ]

NOTES TO FINANCIAL STATEMENTS — Continued

     The tax character of dividends and distributions paid during the year was ordinary income, $3,855,782 and long-term capital gain, $38,310,924; for 2013, it was $2,736,822 and $81,454,103, respectively. As of December 31, 2014, for tax purposes, undistributed ordinary income was $477,417 and undistributed long-term realized capital gain was $3,513,007. Dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Financial statements are adjusted for permanent book-tax differences; such adjustments were not material for the year ended December 31, 2014.

     4. Investment Transactions—The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 2014, excluding short-term investments, were $76,691,717 and $82,416,747, respectively.

     As of December 31, 2014, based on cost for Federal income tax purposes, the aggregate gross unrealized appreciation and depreciation for all securities were $315,474,441 and $21,663,622, respectively.

     5. Affiliated Companies—Plymouth Rock is an affiliated company as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of 5% or more of the company’s outstanding voting securities. During the year ended December 31, 2014, the Corporation sold 236 shares of Plymouth Rock for proceeds of $998,280. The President of the Corporation is a director of Plymouth Rock.

     6. Restricted Securities—The Corporation may from time to time invest in securities the resale of which is restricted. On December 31, 2014, the Corporation’s restricted securities consisted of 34,424 shares of Plymouth Rock Class A stock that were acquired on December 15, 1982 at a cost of $860,600. This security had a value of $132,532,400 at December 31, 2014, which was equal to 20.4% of the Corporation’s net assets. The Corporation does not have the right to demand registration of this security.

     7. Bank Line of Credit—The Corporation has entered into a $25 million uncommitted, secured revolving line of credit with UMB Bank, n.a. (“UMB”), the Corporation’s custodian. All borrowings are payable on demand of UMB. Interest on any borrowings is payable monthly at a rate based on the federal funds rate, subject to a minimum annual rate of 2.50%. No borrowings were made during the year ended December 31, 2014.

     8. Compensation and Benefit Plans—The aggregate remuneration paid to all officers during the year ended December 31, 2014 was $2,466,710. This amount represents the taxable income to these officers and therefore differs from the amounts included in the accompanying Statement of Operations that are expensed in accordance with generally accepted accounting principles.

     Officers and other employees participate in a 401(k) and profit sharing plan. The Corporation has agreed to contribute 3% of each participant’s qualifying compensation to the plan, which is immediately vested. Contributions in excess of 3% may be made at the discretion of the Board of Directors and vest after three years of service. During the year ended December 31, 2014, the Corporation contributed $186,411 to the plan, which represented 15% of total qualifying compensation.

     The Corporation maintains an incentive compensation plan (the “2012 Plan”) which permits the granting of awards of unrestricted stock, restricted stock, restricted stock units and cash to full-time employees and non-employee directors of the Corporation. The 2012 Plan provides for the issuance of up to 1,000,000 shares of the Corporation’s Common Stock over the ten-year life of the 2012 Plan, of which 973,805 remain available for future grants at December 31, 2014. The 2012 Plan limits the amount of shares that can be awarded to any one person in total or within a certain time period. Any award made

[ 18 ]

NOTES TO FINANCIAL STATEMENTS — Continued

under the 2012 Plan may be subject to performance conditions. The 2012 Plan is administered by the Corporation’s Compensation and Nominating Committee (the “Committee”).

     A summary of awards of unrestricted shares of Common Stock granted and issued in 2014 is presented below. The fair value of unrestricted stock is the average of the high and low prices of the Corporation’s Common Stock on the grant date.

	Officers and employees	Non-employee directors
Number of shares granted	6,855	3,000
Number of shares surrendered for withholding taxes	(1,879)	n/a
Number of shares issued	4,976	3,000
Weighted average grant date fair value	$22.62	$22.19

     Pursuant to the terms of the 2012 Plan, each non-employee director is awarded 500 shares of vested unrestricted Common Stock at initial election to the Board of Directors and annually after re-election at the Corporation’s annual meeting. The aggregate value of these awards made in 2014 was $66,536. This amount plus cash payments of $167,750 made to all non-employee directors are included in Directors’ Fees expense in the accompanying Statement of Operations.

     On December 12, 2012, the Corporation granted a performance-based award to an officer. Achievement of this award was based on the Corporation satisfying at least one of three performance goals determined by the Committee over the period from January 1, 2013 through June 30, 2014 (the “2014 Performance Period”). Two of the performance goals were based on the Corporation’s absolute and relative investment performance and the third was based on its ratio of expenses to average net assets. The maximum amount that could have been paid under this grant was $1,000,000, of which a maximum of one-third of this amount relates to each performance goal. The Committee had full discretion to reduce the amount awarded for the achievement of any of the performance goals to zero. For the 2014 Performance Period, the Corporation satisfied two of the performance goals. On July 23, 2014, the Committee awarded the officer $204,250, of which $102,120 was paid through the issuance of 2,502 shares of Common Stock of the Corporation (net of shares surrendered for withholding taxes) and the balance was paid in cash. The total award amount was accrued ratably during the 2014 Performance Period.

     On July 23, 2014, the Corporation granted a new performance-based award to an officer. The terms of and the amounts payable under the new award are the same as for the award for the 2014 Performance Period described above except that the new performance period is the period from July 1, 2014 through June 30, 2015 (the “2015 Performance Period”). The Corporation accrues compensation expense relating to this award ratably during the 2015 Performance Period based on management’s estimate of the final amount to be awarded. For the six months ended December 31, 2014, the Corporation accrued $102,125 for this award.

     9. Operating Lease Commitment—The Corporation has extended its operating lease for office space, which was to expire at June 30, 2014, until June 30, 2019. Future minimum rental commitments under the amended lease aggregate $1.7 million as follows: $374,884 annually in 2015–2018 and $187,442 in 2019. The lease agreement contains escalation clauses relating to operating costs and real property taxes. Under the amended terms, the landlord may terminate the lease after December 31, 2015 with one-year’s notice, in which case the Corporation’s rental commitment would end as of the termination date.

[ 19 ]

FINANCIAL HIGHLIGHTS

     The following table shows per share operating performance data, total returns, ratios and supplemental data for each year in the five-year period ended December 31, 2014. This information has been derived from information contained in the financial statements and market price data for the Corporation’s shares.

     The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested at the market price or net asset value, as applicable, on the payable date of the distribution. Cash distributions payable in subsequent years are assumed to be reinvested at the year end market price or net asset value, as applicable. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation.

	2014	2013	2012	2011	2010
Per Share Operating Performance:
Net asset value, beginning of year	$26.78	$24.53	$24.96	$26.06	$22.32
Net investment income*	.13	.10	.53	.43	.45
Net realized and unrealized gain (loss)
on securities*	1.02	5.85	(.02)	(.53)	4.19
Total from investment operations	1.15	5.95	.51	(.10)	4.64
Less:
Dividends from net investment income	.14	.12	.51	.43	.45
Distributions from capital gains	1.61	3.58	.43	.57	.45
Total distributions	1.75	3.70	.94	1.00	.90
Net asset value, end of year	$26.18	$26.78	$24.53	$24.96	$26.06
Per share market value, end of year	$21.97	$21.72	$19.98	$20.46	$21.97
Total return based on market (%)	9.52	28.40	1.25	(2.50)	27.14
Total return based on NAV (%)	5.35	28.36	2.70	.18	21.73
Ratios/Supplemental Data:
Net assets, end of year (000)	$649,761	$648,262	$569,465	$574,188	$593,524
Ratio of expenses to average
net assets (%)	.67	.77	.79	.71	.78
Ratio of net investment income to
average net assets (%)	.47	.38	2.14	1.62	1.92
Portfolio turnover rate (%)	13.07	16.72	3.55	8.07	6.67

* Based on the average number of shares outstanding during the year.

See accompanying notes to financial statements.

[ 20 ]

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
     CENTRAL SECURITIES CORPORATION

     We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Central Securities Corporation (the “Corporation”) as of December 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Central Securities Corporation as of December 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

New York, NY
January 30, 2015

[ 21 ]

OTHER STOCKHOLDER INFORMATION

Direct Registration

     The Corporation utilizes direct registration, a system that allows for book-entry ownership and the electronic transfer of the Corporation’s shares. Stockholders may find direct registration a convenient way of managing their investment. Stockholders wishing certificates may request them.

     A pamphlet which describes the features and benefits of direct registration, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling Computershare Trust Company at 1-800-756-8200, calling the Corporation at 1-866-593-2507 or visiting our website: www.centralsecurities.com under Contact Us.

Proxy Voting Policies and Procedures

     The policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities and the Corporation’s proxy voting record for the twelve-month period ended June 30, 2014 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-866-593-2507), (2) on the Corporation’s website at www.centralsecurities.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Portfolio Information

     The Corporation files its complete schedule of portfolio holdings with the SEC for the first and the third quarter of each fiscal year on Form N-Q. The Corporation’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[ 22 ]

BOARD OF DIRECTORS AND OFFICERS

		Principal Occupations (last five years)
Independent Directors	Age	and Position with the Corporation (if any)
L. PRICE BLACKFORD	63	Managing Director, Scott-Macon, Ltd. (investment banking)
Director since 2012		since 2013; Sagent Advisors (investment banking);
		Senior Advisor 2010 –2013; Managing Director prior thereto

SIMMS C. BROWNING	74	Retired; Vice President, Neuberger Berman, LLC
Director since 2005		(asset management) prior thereto

DONALD G. CALDER	77	Chairman, Clear Harbor Asset Management, LLC since 2010;
Director since 1982		President, G.L. Ohrstrom & Co. Inc. (private investment firm) prior
		thereto. Director, Brown-Forman Corporation (beverages) until 2010,
		Carlisle Companies (industrial conglomerate) until 2009 and Roper
		Industries, Inc. (manufacturing) until 2008

DAVID C. COLANDER	67	Professor of Economics, Middlebury College; Lead Independent
Director since 2009		Director, Central Securities Corporation

JAY R. INGLIS	80	Retired since 2014; Vice President and General Counsel,
Director since 1973		International Claims Management, Inc. prior thereto

C. CARTER WALKER, JR.	80	Private investor
Director since 1974

Interested Director
WILMOT H. KIDD	73	Chairman and President, Central Securities Corporation;
Director since 1972		Director, Silvercrest Asset Management Group Inc. since 2012

Other Officers
MARLENE A. KRUMHOLZ	51	Vice President and Secretary, Central Securities Corporation

ANDREW J. O’NEILL	42	Vice President, Central Securities Corporation since 2011; Investment
		Analyst, Central Securities Corporation, prior thereto

LAWRENCE P. VOGEL	58	Vice President and Treasurer, Central Securities Corporation

The address of each Director and Officer is c/o Central Securities Corporation, 630 Fifth Avenue, New York, New York 10111. All Directors serve for a term of one year and are elected by stockholders at the Corporation’s annual meeting. Officers serve at the pleasure of the Board of Directors.

[ 23 ]

BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
David C. Colander, Lead Independent Director
L. Price Blackford
Simms C. Browning
Donald G. Calder
Jay R. Inglis
C. Carter Walker, Jr.

OFFICERS

Wilmot H. Kidd, President
Marlene A. Krumholz, Vice President and Secretary
Andrew J. O’Neill, Vice President
Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll-free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.
P.O. Box 30170, College Station, TX 77842-3170
800-756-8200
www.computershare.com/investor

CUSTODIAN

UMB Bank, n.a.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

[ 24 ]

Item 2. Code of Ethics. The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. This code of ethics is filed as an attachment on this form.

Item 3. Audit Committee Financial Experts. The Board of Directors of the Corporation has determined that none of the members of its Audit Committee meet the definition of “Audit Committee Financial Expert” as the term has been defined by the Securities and Exchange Commission (“SEC”). The Board of Directors considered the possibility of adding a member that would qualify as an Audit Committee Financial Expert, but has determined that the Audit Committee has sufficient expertise to perform its duties. In addition, the Audit Committee’s charter authorizes the Audit Committee to engage a financial expert should it determine that such assistance is required.

Item 4. Principal Accountant Fees and Services.

	2014		2013
Audit fees	$79,500	(1)	$111,670	(1)
Audit-related fees	0		0
Tax fees	19,000	(2)	19,000	(2)
All other fees	0		0
Total fees	$98,500		$130,670

(1)	Includes fees for review of the semi-annual report to stockholders and audit of the annual report to stockholders.
(2)	Includes fees for services performed with respect to tax compliance and tax planning.

Pursuant to its charter, the Audit Committee is responsible for recommending the selection, approving compensation and overseeing the independence, qualifications and performance of the independent accountants. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the Audit Committee considers whether such services are consistent with the auditor’s independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the Corporation; and whether the service could enhance the Corporation’s ability to manage or control risk or improve audit quality. The Audit Committee may delegate pre-approval authority to one or more of its members. Any pre-approvals by a member under this delegation are to be reported to the Audit Committee at its next scheduled meeting.

All of the non-audit and tax services provided by KPMG LLP for fiscal year 2014 (described in the footnotes to the table above) and related fees were approved in advance by the Audit Committee.

Item 5. Audit Committee of Listed Registrants. The registrant has a separately-designated standing audit committee. Its members are: L. Price Blackford, Simms C. Browning, Donald G. Calder, David C. Colander, Jay R. Inglis and C. Carter Walker, Jr.

Item 6. Investments.

(a) Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies.

CENTRAL SECURITIES CORPORATION

PROXY VOTING GUIDELINES

Central Securities Corporation is involved in many matters of corporate governance through the proxy voting process. We exercise our voting responsibilities with the primary goal of maximizing the long-term value of our investments. Our consideration of proxy issues is focused on the investment implications of each proposal.

Our management evaluates and votes each proxy ballot that we receive. We do not use a proxy voting service. Our Board of Directors has approved guidelines in evaluating how to vote a particular proxy ballot. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as longer term strategic planning, subject to the oversight of the company’s board of directors. Our guidelines are based on the belief that a company’s shareholders have a responsibility to evaluate company performance and to exercise the rights and duties pertaining to ownership.

When determining whether to invest in a particular company, one of the key factors we consider is the ability and integrity of its management. As a result, we believe that recommendations of management on any issue, particularly routine issues, should be given substantial weight in determining how proxies should be voted. Thus, on most issues, our votes are cast in accordance with the company’s recommendations. When we believe management’s recommendation is not in the best interest of our stockholders, we will vote against management’s recommendation.

Due to the nature of our business and our size, it is unlikely that conflicts of interest will arise in our voting of proxies of public companies. We do not engage in investment banking nor do we have private advisory clients or any other businesses. In the unlikely event that we determine that a conflict does arise on a proxy voting issue, we will defer that proxy vote to our independent directors.

We have listed the following, specific examples of voting decisions for the types of proposals that are frequently presented. We generally vote according to these guidelines.

We may, on occasion, vote otherwise when we believe it to be in the best interest of our stockholders:

Election of Directors – We believe that good governance starts with an independent board, unfettered by significant ties to management, in which all members are elected annually. In addition, key board committees should be entirely independent.

•	We support the election of directors that result in a board made up of a majority of independent directors who do not appear to have been remiss in the performance of their oversight responsibilities.
•	We will withhold votes for non-independent directors who serve on the audit, compensation or nominating committees of the board.
•	We consider withholding votes for directors who missed more than one-fourth of the scheduled board meetings without good reason in the previous year.
•	We generally oppose the establishment of classified boards of directors and will support proposals that directors stand for election annually.
•	We generally oppose limits to the tenure of directors or requirements that candidates for directorships own large amounts of stock before being eligible for election.

Compensation - We believe that appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. We are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features without offsetting advantages to the company’s shareholders.

We evaluate proposals related to compensation on a case-by case basis.

•	We generally support stock option plans that are incentive based and not excessive.
•	We generally oppose the ability to re-price options without compensating factors when the underlying stock has fallen in value.
•	We support measures intended to increase the long-term stock ownership by executives including requiring stock acquired through option exercise to be held for a substantial period of time.
•	We generally support stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for not less than 85% of their market value.
•	We generally oppose change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.

Corporate Structure and Shareholder Rights - We generally oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. We support proposals when management can demonstrate that there are sound financial or business reasons.

•	We generally support proposals to remove super-majority voting requirements and oppose amendments to bylaws which would require a super-majority of shareholder votes to pass or repeal certain provisions.
•	We will evaluate proposals regarding shareholders rights plans (“poison pills”) on a case-by-case basis considering issues such as the term of the arrangement and the level of review by independent directors.
•	We will review proposals for changes in corporate structure such as changes in the state of incorporation or mergers individually. We generally oppose proposals where management does not offer an appropriate rationale.
•	We generally support share repurchase programs.
•	We generally support the general updating of or corrective amendments to corporate charters and by-laws.
•	We generally oppose the elimination of the rights of shareholders to call special meetings.

Approval of Independent Auditors – We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely related activities that do not, in the aggregate, raise the appearance of impaired independence.

•	We generally support management’s proposals regarding the approval of independent auditors.
•	We evaluate on a case-by-case basis instances in which the audit firm appears to have a substantial non-audit relationship with the company or companies affiliated with it.

Social and Corporate Responsibility Issues - We believe that ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote with management on these types of proposals, although we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

•	We generally oppose shareholder proposals which apply restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial impact.
•	We generally oppose proposals which require that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. As of the date of this filing, Mr. Wilmot H. Kidd, President, and Mr. Andrew J. O’Neill, Vice President, manage the Corporation’s investments. Mr. Kidd has served in that capacity since 1973. Mr. O’Neill joined the Corporation in 2009, performing investment analysis, and was elected Vice President in 2011. Mr. Kidd and Mr. O’Neill do not manage any other accounts, and accordingly, the Registrant is not aware of any material conflicts with their management of the Corporation’s investments.

Mr. Kidd’s and Mr. O’Neill’s compensation consists primarily of a fixed base salary and a bonus. All or a portion of their bonus may be paid in shares of stock of the Corporation. Their compensation is reviewed and approved annually by the Compensation and Nominating Committee of the Board of Directors (the “Committee”), which is comprised solely of independent directors. Their compensation may be adjusted from year to year based on the Committee’s perception of overall performance and their management responsibilities.

Mr. Kidd’s bonus in 2014 was at the discretion of the Committee. Mr. O’Neill’s bonus was based on the Corporation satisfying two of three performance goals for the period January 1, 2013 through June 30, 2014. Two of the performance goals were based on the Corporation’s absolute and relative investment performance and the third was based on its ratio of expenses to average net assets. The Committee determined the amount of Mr. O’Neill’s bonus, which was subject to a maximum amount for each goal satisfied. Mr. Kidd and Mr. O’Neill also both participate in the Corporation’s 401k Profit Sharing Plan, pursuant to which the Corporation contributed a percentage of their eligible compensation.

As of December 31, 2014, the value of both Mr. Kidd’s and Mr. O’Neill’s investment in Central Securities common stock exceeded $1 million.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (July 1 through July 31)	-	-	NA	NA
Month #2 (August 1 through August 31)	-	-	NA	NA
Month #3 (September 1 through September 30)	-	-	NA	NA
Month #4 (October 1 through October 31)	27,411	22.74	NA	NA
Month #5 (November 1 through November 30)	-	-	NA	NA
Month #6 (December 1 through December 31)	21,148	22.18	NA	NA
Total	48,559	$22.50	NA	NA

Item 10. Submission of Matters to a Vote of Security Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since such procedures were last described in the Corporation’s proxy statement dated February 7, 2014.

Item 11. Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of Central Securities Corporation (the “Corporation”) have concluded that the Corporation’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the Corporation’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Corporation’s internal control over financial reporting.

Item 12. Exhibits. (a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act. Attached hereto.

(c) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Securities Corporation

By: /s/ Wilmot H. Kidd

Wilmot H. Kidd

President

February 10, 2015

Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capabilities and on the dates indicated.

By: /s/ Wilmot H. Kidd

Wilmot H. Kidd

President

February 10, 2015

Date

By: /s/ Lawrence P. Vogel

Lawrence P. Vogel

Vice President & Treasurer

February 10, 2015

Date